                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549


                                AMENDMENT NO. 1


                                       TO


                                    FORM 8-K


                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 30, 1999


                               AMB PROPERTY, L.P.
              -----------------------------------------------------
              (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER



            DELAWARE                     001-14245                94-3285362
---------------------------------       -----------          -------------------
(STATE OR OTHER JURISDICTION OF         (COMMISSION            (IRS EMPLOYER
OF INCORPORATION OR ORGANIZATION)         FILE NO.)          IDENTIFICATION NO.)



                 505 MONTGOMERY STREET, SAN FRANCISCO, CA 94111
                        --------------------------------
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)


                                 (415) 394-9000
                        --------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

                           FORWARD-LOOKING STATEMENTS

        Some of the information included in this report contains forward-looking statements, such as statements pertaining to our intended use of proceeds. Forward-looking statements involve numerous risks and uncertainties and you should not rely on them as predictions of future events. The events or circumstances reflected in forward-looking statements might not occur. You can identify forward-looking statements by the use of forward-looking terminology such as "believes," "expects," "may," "will," "should," "seeks," "approximately," "intends," "plans," "pro forma," "estimates" or "anticipates" or the negative of these words and phrases or similar words or phrases. You can also identify forward-looking statements by discussions of strategy, plans or intentions. Forward-looking statements are necessarily dependent on assumptions, data or methods that may be incorrect or imprecise and we may not be able to realize them. The failure of the remaining transaction with BPP Retail, LLC to close with respect to some or all of the properties under contract or a significant delay with respect to the remaining transaction could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements. We caution you not to place undue reliance on forward-looking statements, which reflect our analysis only and speak only as of the date of this report or the dates indicated in the statements.

ITEM 5. OTHER EVENTS.

We hereby amend Item 7 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on October 15, 1999 to file certain required audited financial statements related to 1999 acquisitions by AMB Property, L.P. (the "1999 Property Acquisitions") and unaudited pro forma financial information pertaining to the purchase of the 1999 Property Acquisitions.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

                                                                                     Page Ref.
                                                                                     ---------

(a)     Financial Statements.

        i.      Statements of Revenues and Certain Expenses for the Columbia
                        Business Center

                Report of Independent Public Accountants                                 4

                Statements of Revenues and Certain Expenses for the Columbia             5
                        Business Center for the period from January 1, 1999 to
                        January 31, 1999, (unaudited) and for the year ended
                        December 31, 1998

                Notes to Statements of Revenues and Certain Expenses for the             6
                        Columbia Business Center for the period from January 1,
                        1999 to January 31, 1999, (unaudited) and for the year
                        ended December 31, 1998.

        ii.     Combined Statements of Revenues and Certain Expenses for the
                        Manekin Portfolio

                Report of Independent Public Accountants                                 8

                Combined Statements of Revenues and Certain Expenses for the             9
                        Manekin Portfolio for the period from January 1, 1999 to
                        January 31, 1999, (unaudited) and for the year ended
                        December 31, 1998

                Notes to Combined Statements of Revenues and Certain Expenses           10
                        for the Manekin Portfolio for the period from January 1,
                        1999 to January 31, 1999, (unaudited) and for the year
                        ended December 31, 1998.

        iii.    Statements of Revenues and Certain Expenses for the Technology
                Park II Portfolio

                Report of Independent Public Accountants                                12

                Statements of Revenues and Certain Expenses for the Technology          13
                        Park II Portfolio for the period from January 1, 1999 to
                        April 30, 1999 (unaudited) and for the year ended
                        December 31, 1998

                Notes to Statements of Revenues and Certain Expenses for the            14
                        Technology Park II Portfolio for the period from
                        January 1, 1998 to April 30, 1998, (unaudited) and for
                        the year ended December 31, 1998

        iv. Combined Statements of Revenues and Certain Expenses for the WOCAC Portfolio

                Report of Independent Public Accountants                                15

                Combined Statements of Revenues and Certain Expenses for the            16
                        WOCAC Portfolio for the period from January 1, 1999 to
                        May 26, 1999 (unaudited) and for the year ended December
                        31, 1998

                Notes to Combined Statements of Revenues and Certain Expenses           17
                        for the WOCAC Portfolio for the period from January 1,
                        1999 to May 26, 1999 (unaudited) and for the year ended
                        December 31, 1998

        v.      Statements of Revenues and Certain Expenses for Junction
                Industrial Park

                Report of Independent Public Accountants                                19

                Statements of Revenues and Certain Expenses for Junction                20
                        Industrial Park for the period from January 1, 1999 to
                        June 23, 1999, (unaudited) and for the year ended
                        December 31, 1998

                Notes to Combined Statements of Revenues and Certain Expenses           21
                        for Junction Industrial Park for period from January 1,
                        1999 to June 23, 1999, (unaudited) and for the year
                        ended December 31, 1998

        vi.     Statements of Revenues and Certain Expenses for the Miami
                Airport Business Center

                Report of Independent Public Accountants                                22

                Statements of Revenues and Certain Expenses for the Miami               23
                        Airport Business Center for the period from January 1,
                        1999 to June 28, 1999, (unaudited) and for the year
                        ended December 31, 1998

                Notes to Statements of Revenues and Certain Expenses for the            24
                        Miami Airport Business Center for the period from
                        January 1, 1999 to June 28, 1999, (unaudited) and for
                        the year ended December 31, 1998

                                                                                     Page Ref.
                                                                                     ---------
(b)     Pro Forma Financial Information for AMB Property, L.P. (Unaudited)

                Pro Forma Financial Information Background                              25

                Pro Forma Condensed Consolidated Balance Sheet as of                    26
                        September 30, 1999

                Notes and adjustments to Pro Forma Condensed Consolidated               27
                        Balance Sheet as of September 30, 1999

                Pro Forma Condensed Consolidated Statement of Operations for            29
                        the nine months ended September 30, 1999

                Notes and adjustments to Pro Forma Condensed Consolidated               30
                        Statement of Operations for the nine months ended
                        September 30, 1999

                Pro Forma Condensed Consolidated Statement of Operations for            32
                         the year ended December 31, 1998

                Notes and adjustments to Pro Forma Condensed Consolidated               33
                         Statement of Operations for the year ended
                         December 31, 1998

(c) Exhibits.


        None.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To AMB Property Corporation:

We have audited the accompanying statement of revenues and certain expenses of the Columbia Business Center (as defined in Note 1) for the year ended December 31, 1998. This financial statement is the responsibility of the management of the Columbia Business Center. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of AMB Property, L.P.
Material amounts, described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the Columbia Business Center are excluded and the financial statement is not intended to be a complete presentation of the revenues and expenses of the Columbia Business Center.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Columbia Business Center for the year ended December 31, 1998, in conformity with generally accepted accounting principles.


                                       ARTHUR ANDERSEN LLP

San Francisco, California
June 11, 1999

                            COLUMBIA BUSINESS CENTER

                   STATEMENTS OF REVENUES AND CERTAIN EXPENSES

                         FOR THE YEAR ENDED DECEMBER 31,
                 1998 AND FOR THE PERIOD FROM JANUARY 1, 1999 TO
                          FEBRUARY 1, 1999 (UNAUDITED)
                                 (IN THOUSANDS)


                                                   1998            1999
                                                ----------      ----------
                                                                (UNAUDITED)

REVENUES
     Rental revenues .....................      $    1,758      $      150
     Other income ........................              18             -
                                                ----------      ----------
                                                     1,776             150
CERTAIN EXPENSES
     Property operating expenses .........             308              41
     Real estate taxes ...................             162              14
                                                ----------      ----------
                                                       470              55
                                                ----------      ----------
REVENUES IN EXCESS OF CERTAIN EXPENSES ...      $    1,306      $       95
                                                ==========      ==========




   The accompanying notes are an integral part of these financial statements.

                            COLUMBIA BUSINESS CENTER

                         NOTES TO STATEMENTS OF REVENUES
                              AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


1.      BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PROPERTIES ACQUIRED
The accompanying statements of revenues and certain expenses include the operations of the Columbia Business Center (the "Portfolio"). AMB Property, L.P. (the "Operating Partnership") acquired the Portfolio from an unrelated party on February 1, 1999 for a purchase price of approximately $15,100 (unaudited), which includes the assumption of a mortgage payable (see Note 3). The Portfolio is located in Columbia, Maryland, consists of 9 industrial buildings and aggregates approximately 160,000 square feet (unaudited).

BASIS OF PRESENTATION
The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission's rules and regulations.

The accompanying statements of revenues and certain expenses exclude certain expenses, such as interest, depreciation and amortization, professional fees and other costs not directly related to the future operation of the Portfolio, that may not be comparable to the expenses expected to be incurred by the Operating Partnership in the proposed future operations of the Portfolio. Management is not aware of any material factors relating to the Portfolio that would cause the reported financial information not to be indicative of future operating results.

INTERIM FINANCIAL INFORMATION
The statement of revenues and certain expenses for the period from January 1, 1999 to February 1, 1999 is unaudited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the statement of revenues and certain expenses for the Portfolio for the unaudited interim period.

SIGNIFICANT ACCOUNTING POLICIES
The accompanying statements were prepared on the accrual basis of accounting. All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

USES OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the periods presented. Actual results could differ from those estimates.

2.      LEASING ACTIVITY

Future minimum rental income due under non-cancelable operating leases with tenants in effect as of December 31, 1998 is as follows:

        Year                                                            Amount
        ----                                                           --------
        1999.........................................................  $  1,433
        2000.........................................................     1,264
        2001.........................................................       966
        2002.........................................................       808
        2003.........................................................       529
        Thereafter...................................................       602
                                                                       --------
                 Total...............................................  $  5,602
                                                                       --------

In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses and real estate taxes, which amounted to $349 and $23 for the year ended December 31, 1998 and for the period from January 1, 1999 to February 1, 1999 (unaudited), respectively. Certain leases contain options to renew.

3.      MORTGAGE PAYABLE

In connection with the purchase of the Portfolio, the Operating Partnership assumed a mortgage payable with a principal value of $4,753 as of December 31, 1998. The mortgage payable requires monthly principal and interest payments and is secured by the deed of trust on the Portfolio properties. The mortgage payable bears interest at 7.82% and is due in January, 2006. The mortgage payable has various financial and non-financial covenants.

        The scheduled maturities of the mortgage payable as of December 31, 1998 are as follows:

        Year                                                                            Amount
        ----                                                                           --------
        1999........................................................................   $    174
        2000........................................................................        188
        2001........................................................................        203
        2002........................................................................        219
        2003........................................................................        237
        Thereafter..................................................................      3,732
                                                                                       --------
                 Total..............................................................   $  4,753
                                                                                       ========

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To AMB Property Corporation:

We have audited the accompanying combined statement of revenues and certain expenses of the Manekin Portfolio (as defined in Note 1) for the year ended December 31, 1998. This combined financial statement is the responsibility of the management of the Manekin Portfolio. Our responsibility is to express an opinion on this combined financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of AMB Property, L.P. Material amounts, described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the Manekin Portfolio are excluded and the financial statement is not intended to be a complete presentation of the revenues and expenses of the Manekin Portfolio.

In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Manekin Portfolio for the year ended December 31, 1998, in conformity with generally accepted accounting principles.


                                       ARTHUR ANDERSEN LLP

San Francisco, California
June 11, 1999

                                MANEKIN PORTFOLIO

              COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                         FOR THE YEAR ENDED DECEMBER 31,
                 1998 AND FOR THE PERIOD FROM JANUARY 1, 1999 TO
                          FEBRUARY 1, 1999 (UNAUDITED)
                                 (IN THOUSANDS)


                                                   1998             1999
                                                ----------       ----------
                                                                 (UNAUDITED)

REVENUES
     Rental revenues .....................      $   12,131       $    1,033
     Other income ........................             129               20
                                                ----------       ----------
                                                    12,260            1,053
CERTAIN EXPENSES
     Property operating expenses .........           3,018              283
     Real estate taxes ...................           1,120               93
                                                ----------       ----------
                                                     4,138              376
                                                ----------       ----------
REVENUES IN EXCESS OF CERTAIN EXPENSES ...      $    8,122       $      677
                                                ==========       ==========




   The accompanying notes are an integral part of these financial statements.

                                MANEKIN PORTFOLIO

                    NOTES TO COMBINED STATEMENTS OF REVENUES
                              AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)

1.      BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PROPERTIES ACQUIRED
The accompanying combined statements of revenues and certain expenses include the operations of the Manekin Portfolio (the "Portfolio"). AMB Property, L.P. (the "Operating Partnership") acquired the Portfolio from an unrelated party on February 1, 1999 for a purchase price of approximately $83,300 (unaudited), which includes the assumption of mortgages payable (see Note 3). The Portfolio is located in Maryland, consists of 26 industrial buildings and aggregates approximately 1.1 million square feet (unaudited).

BASIS OF PRESENTATION
The accompanying combined statements of revenues and certain expenses have been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission's rules and regulations.

The accompanying combined statements of revenues and certain expenses exclude certain expenses, such as interest, depreciation and amortization, professional fees and other costs not directly related to the future operation of the Portfolio, that may not be comparable to the expenses expected to be incurred by the Operating Partnership in the proposed future operations of the Portfolio. Management is not aware of any material factors relating to the Portfolio that would cause the reported financial information not to be indicative of future operating results.

INTERIM FINANCIAL INFORMATION
The combined statement of revenues and certain expenses for the period from January 1, 1999 to February 1, 1999 is unaudited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the combined statement of revenues and certain expenses for the Portfolio for the unaudited interim period.

SIGNIFICANT ACCOUNTING POLICIES
The accompanying combined statements were prepared on the accrual basis of accounting. All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

USES OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the periods presented. Actual results could differ from those estimates.

2.      LEASING ACTIVITY

Future minimum rental income due under non-cancelable operating leases with tenants in effect as of December 31, 1998 is as follows:

        Year                                                                             Amount
        ----                                                                           ---------
        1999........................................................................   $   9,027
        2000........................................................................       6,808
        2001........................................................................       5,106
        2002........................................................................       3,791
        2003........................................................................       2,060
        Thereafter..................................................................       8,270
                                                                                       ---------
                 Total..............................................................   $  35,062
                                                                                       =========

In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses and real estate taxes, which amounted to $3,146 and $143 for the year ended December 31, 1998 and for the period from January 1, 1999 to February 1, 1999 (unaudited), respectively. Certain leases contain options to renew.

3.      MORTGAGES PAYABLE

In connection with the purchase of the Portfolio, the Operating Partnership assumed certain mortgages payable with an aggregate principal value of $39,004 as of December 31, 1998. The mortgages payable require monthly principal and interest payments and are secured by deeds of trust on certain of the Portfolio properties. The mortgages payable bear interest at rates ranging from 7.08% to 9.06% and are due between May 2000 and January 2008. The mortgages payable have various financial and non-financial covenants. The weighted average fixed interest rate on secured debt at December 31, 1998 was 7.93%.

The scheduled maturities of the mortgages payable as of December 31, 1998 are as follows:

        Year                                                                             Amount
                                                                                       ---------
        1999........................................................................   $     391
        2000........................................................................      15,941
        2001........................................................................         397
        2002........................................................................         430
        2003........................................................................         306
        Thereafter..................................................................      21,539
                                                                                       ---------
                 Total..............................................................   $  39,004
                                                                                       =========

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To AMB Property Corporation:

We have audited the accompanying statement of revenues and certain expenses of the Technology Park II Portfolio (as defined in Note 1) for the year ended December 31, 1998. This financial statement is the responsibility of the management of the Technology Park II Portfolio. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of AMB Property, L.P. Material amounts, described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the Technology Park II Portfolio are excluded and the financial statement is not intended to be a complete presentation of the revenues and expenses of the Technology Park II Portfolio.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Technology Park II Portfolio for the year ended December 31, 1998, in conformity with generally accepted accounting principles.


                                       ARTHUR ANDERSEN LLP

San Francisco, California
June 11, 1999

                          TECHNOLOGY PARK II PORTFOLIO

                   STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                         FOR THE YEAR ENDED DECEMBER 31,
                  1998 AND FOR THE PERIOD FROM JANUARY 1, 1999
                          TO APRIL 30, 1999 (UNAUDITED)
                                 (IN THOUSANDS)


                                                   1998            1999
                                                ----------      ----------
                                                                (UNAUDITED)

REVENUES
     Rental revenues .....................      $    4,676      $    1,633
     Other income ........................              61              16
                                                ----------      ----------
                                                     4,737           1,649
CERTAIN EXPENSES
     Property operating expenses .........             472             207
     Real estate taxes ...................             249              97
                                                ----------      ----------
                                                       721             304
                                                ----------      ----------
REVENUES IN EXCESS OF CERTAIN EXPENSES ...      $    4,016      $    1,345
                                                ==========      ==========




   The accompanying notes are an integral part of these financial statements.

                          TECHNOLOGY PARK II PORTFOLIO

                         NOTES TO STATEMENTS OF REVENUES
                              AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)

1.      BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PROPERTIES ACQUIRED
The accompanying statements of revenues and certain expenses include the operations of the Technology Park II Portfolio (the "Portfolio"). AMB Property, L.P., (the "Operating Partnership") acquired the Portfolio from an unrelated party on April 30, 1999 for a purchase price of approximately $40,800 (unaudited). The Portfolio is located in Frederick, Maryland, consists of 9 industrial buildings and aggregates approximately 381,000 square feet (unaudited).

BASIS OF PRESENTATION
The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission's rules and regulations.

The accompanying statements of revenues and certain expenses exclude certain expenses, such as interest, depreciation and amortization, professional fees and other costs not directly related to the future operation of the Portfolio, that may not be comparable to the expenses expected to be incurred by the Operating Partnership in the proposed future operations of the Portfolio. Management is not aware of any material factors relating to the Portfolio that would cause the reported financial information not to be indicative of future operating results.

INTERIM FINANCIAL INFORMATION
The statement of revenues and certain expenses for the period from January 1, 1999 to April 30, 1999 is unaudited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the statement of revenues and certain expenses for the Portfolio for the unaudited interim period.

SIGNIFICANT ACCOUNTING POLICIES
The accompanying statements were prepared on the accrual basis of accounting. All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

USES OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the periods presented. Actual results could differ from those estimates.

2.      LEASING ACTIVITY

Future minimum rental income due under non-cancelable operating leases with tenants in effect as of December 31, 1998 is as follows:

        Year                                                                              Amount
        ----                                                                           -----------
        1999........................................................................   $     3,888
        2000........................................................................         2,526
        2001........................................................................         1,945
        2002........................................................................         1,599
        2003........................................................................           138
        Thereafter..................................................................   -----------
                 Total..............................................................   $    10,096
                                                                                       ===========


In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses and real estate taxes, which amounted to $659 and $206 for the year ended December 31, 1998 and for the period from January 1, 1999 to April 30, 1999 (unaudited), respectively. Certain leases contain options to renew.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To AMB Property Corporation:

We have audited the accompanying combined statement of revenues and certain expenses of the WOCAC Portfolio (as defined in Note 1) for the year ended December 31, 1998. This combined financial statement is the responsibility of the management of the WOCAC Portfolio. Our responsibility is to express an opinion on this combined financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying combined statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of AMB Property, L.P. Material amounts, described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the WOCAC Portfolio are excluded and the financial statement is not intended to be a complete presentation of the revenues and expenses of the WOCAC Portfolio.

In our opinion, the combined financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the WOCAC Portfolio for the year ended December 31, 1998, in conformity with generally accepted accounting principles.


                                       ARTHUR ANDERSEN LLP

San Francisco, California
November 3, 1999

                                 WOCAC PORTFOLIO

              COMBINED STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                         FOR THE YEAR ENDED DECEMBER 31,
                  1998 AND FOR THE PERIOD FROM JANUARY 1, 1999
                           TO MAY 26, 1999 (UNAUDITED)
                                 (IN THOUSANDS)


                                                   1998             1999
                                                ----------       ----------
                                                                 (UNAUDITED)

REVENUES
     Rental revenues .....................      $   10,365       $    4,415
     Other income ........................              37               17
                                                ----------       ----------
                                                    10,402            4,432
CERTAIN EXPENSES
     Property operating expenses .........           2,143              896
     Real estate taxes ...................             900              446
                                                ----------       ----------
                                                     3,043            1,342
                                                ----------       ----------
REVENUES IN EXCESS OF CERTAIN EXPENSES ...      $    7,359       $    3,090
                                                ==========       ==========




   The accompanying notes are an integral part of these financial statements.

                                 WOCAC PORTFOLIO

                    NOTES TO COMBINED STATEMENTS OF REVENUES
                              AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)

1.      BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PROPERTIES ACQUIRED
The accompanying combined statements of revenues and certain expenses include the operations of the WOCAC Portfolio (the "Portfolio"). AMB Property, L.P. (the "Operating Partnership") acquired the Portfolio from an unrelated party on May 26, 1999 for a purchase price of approximately $94,600 (unaudited). The Portfolio is located in California and Washington, consists of 41 industrial buildings and aggregates approximately 1.3 million square feet (unaudited).

BASIS OF PRESENTATION
The accompany combined statements of revenues and certain expenses have been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission's rules and regulations.

The accompanying combined statements of revenues and certain expenses exclude certain expenses, such as interest, depreciation and amortization, professional fees and other costs not directly related to the future operation of the Portfolio, that may not be comparable to the expenses expected to be incurred by the Operating Partnership in the proposed future operations of the Portfolio. Management is not aware of any material factors relating to the Portfolio that would cause the reported financial information not to be indicative of future operating results.

INTERIM FINANCIAL INFORMATION
The financial information presented for the period from January 1, 1999 to May 26, 1999 is unaudited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the combined statement of revenues and certain expenses for the Portfolio for the unaudited interim period.

SIGNIFICANT ACCOUNTING POLICIES
The accompanying combined statements were prepared on the accrual basis of accounting. All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

USES OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the periods presented. Actual results could differ from those estimates.

2.      LEASING ACTIVITY

Future minimum rental income due under non-cancelable operating leases with tenants in effect as of December 31, 1998 is as follows:

        Year                                                                             Amount
        ----                                                                           -----------
        1999........................................................................   $     9,520
        2000........................................................................         9,794
        2001........................................................................         8,351
        2002........................................................................         6,238
        2003........................................................................         3,417
        Thereafter..................................................................         3,734
                                                                                       -----------
                 Total..............................................................   $    41,054
                                                                                       ===========

In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses and real estate taxes, which amounted to $1,648 and $1,114 for the year ended December 31, 1998 and for the period from January 1, 1999 to May 26, 1999 (unaudited), respectively. Certain leases contain options to renew.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To AMB Property Corporation:

We have audited the accompanying statement of revenues and certain expenses of Junction Industrial Park (as defined in Note 1) for the year ended December 31, 1998. This financial statement is the responsibility of the management of Junction Industrial Park. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of AMB Property, L.P.
Material amounts, described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the Junction Industrial Park are excluded and the financial statement is not intended to be a complete presentation of the revenues and expenses of the Junction Industrial Park.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of Junction Industrial Park for the year ended December 31, 1998, in conformity with generally accepted accounting principles.


                                       ARTHUR ANDERSEN LLP

San Francisco, California
May 17, 1999

                            JUNCTION INDUSTRIAL PARK

                   STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                         FOR THE YEAR ENDED DECEMBER 31,
                  1998 AND FOR THE PERIOD FROM JANUARY 1, 1999
                          TO JUNE 23, 1999 (UNAUDITED)
                                 (IN THOUSANDS)


                                                   1998            1999
                                                ----------      ----------
                                                                (UNAUDITED)

REVENUES
     Rental revenues .....................      $    2,815      $    1,481
     Other income ........................              15              12
                                                ----------      ----------
                                                     2,830           1,493
CERTAIN EXPENSES
     Property operating expenses .........             275             120
     Real estate taxes ...................             283             136
                                                ----------      ----------
                                                       558             256
                                                ----------      ----------
REVENUES IN EXCESS OF CERTAIN EXPENSES ...      $    2,272      $    1,237
                                                ==========      ==========




   The accompanying notes are an integral part of these financial statements.

                            JUNCTION INDUSTRIAL PARK

                         NOTES TO STATEMENTS OF REVENUES
                              AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)


1.      BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PROPERTIES ACQUIRED
The accompanying statements of revenues and certain expenses include the operations of Junction Industrial Park (the "Portfolio"). AMB Property, L.P. (the "Operating Partnership") acquired the Portfolio from an unrelated party on June 23, 1999 for a purchase price of approximately $31,500 (unaudited). The Portfolio is located in San Jose, California, consists of 4 industrial buildings and aggregates approximately 400,000 square feet (unaudited).

BASIS OF PRESENTATION
The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission's rules and regulations.

The accompanying statements of revenues and certain expenses exclude certain expenses, such as interest, depreciation and amortization, professional fees and other costs not directly related to the future operation of the Portfolio, that may not be comparable to the expenses expected to be incurred by the Operating Partnership in the proposed future operations of the Portfolio. Management is not aware of any material factors relating to the Portfolio that would cause the reported financial information not to be indicative of future operating results.

INTERIM FINANCIAL INFORMATION
The statement of revenues and certain expenses for the period from January 1, 1999 to June 23, 1999 is unaudited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the statements of revenues and certain expenses for the Portfolio for the unaudited interim period.

SIGNIFICANT ACCOUNTING POLICIES
The accompanying statements were prepared on the accrual basis of accounting. All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

USES OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the periods presented. Actual results could differ from those estimates.

2.      LEASING ACTIVITY

Future minimum rental income due under non-cancelable operating leases with tenants in effect as of December 31, 1998 is as follows:

        Year                                                                             Amount
        ----                                                                           ---------







        1999........................................................................   $   2,784
        2000........................................................................       2,636
        2001........................................................................       2,640
        2002........................................................................       1,720
        2003........................................................................       1,005
        Thereafter..................................................................         256
                                                                                       =========
        Total..............................................................            $  11,041
                                                                                       =========


In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses and real estate taxes, which amounted to $538 and $266 for the year ended December 31, 1998 and for the period from January 1, 1999 to June 23, 1999 (unaudited), respectively. Certain leases contain options to renew.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS


To AMB Property Corporation:

We have audited the accompanying statement of revenues and certain expenses of the Miami Airport Business Center (as defined in Note 1) for the year ended December 31, 1998. This financial statement is the responsibility of the management of the Miami Airport Business Center. Our responsibility is to express an opinion on this financial statement based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statement is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statement. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

The accompanying statement of revenues and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for inclusion in the Form 8-K of AMB Property, L.P.
Material amounts, described in Note 1 to the statement of revenues and certain expenses, that would not be comparable to those resulting from the proposed future operations of the Miami Airport Business Center are excluded and the financial statement is not intended to be a complete presentation of the revenues and expenses of the Miami Airport Business Center.

In our opinion, the financial statement referred to above presents fairly, in all material respects, the revenues and certain expenses of the Miami Airport Business Center for the year ended December 31, 1998, in conformity with generally accepted accounting principles.


                                       ARTHUR ANDERSEN LLP

San Francisco, California
June 8, 1999

                          MIAMI AIRPORT BUSINESS CENTER

                   STATEMENTS OF REVENUES AND CERTAIN EXPENSES
                         FOR THE YEAR ENDED DECEMBER 31,
                  1998 AND FOR THE PERIOD FROM JANUARY 1, 1999
                          TO JUNE 28, 1999 (UNAUDITED)
                                 (IN THOUSANDS)


                                                   1998            1999
                                                ----------      ----------
                                                                (UNAUDITED)

REVENUES
     Rental revenues .....................      $    3,705      $    1,822
     Other income ........................              10               3
                                                ----------      ----------
                                                     3,715           1,825
CERTAIN EXPENSES
     Property operating expenses .........             968             414
     Real estate taxes ...................             408             203
                                                ----------      ----------
                                                     1,376             617
                                                ----------      ----------
REVENUES IN EXCESS OF CERTAIN EXPENSES ...      $    2,339      $    1,208
                                                ==========      ==========




   The accompanying notes are an integral part of these financial statements.

                          MIAMI AIRPORT BUSINESS CENTER

                         NOTES TO STATEMENTS OF REVENUES
                              AND CERTAIN EXPENSES
                             (DOLLARS IN THOUSANDS)

1.      BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

PROPERTIES ACQUIRED
The accompanying statements of revenues and certain expenses include the operations of the Miami Airport Business Center (the "Portfolio"). AMB Property, L.P. (the "Operating Partnership") acquired the Portfolio, from an unrelated party on June 28, 1999 for a purchase price of approximately $25,600 (unaudited). The Portfolio is located in Miami, Florida, consists of 6 industrial buildings and aggregates approximately 500,000 square feet (unaudited).

BASIS OF PRESENTATION
The accompanying statements of revenues and certain expenses have been prepared for the purpose of complying with Rule 3-14 of the Securities and Exchange Commission's rules and regulations.

The accompanying statements of revenues and certain expenses exclude certain expenses, such as interest, depreciation and amortization, professional fees and other costs not directly related to the future operation of the Portfolio, that may not be comparable to the expenses expected to be incurred by the Operating Partnership in the proposed future operations of the Portfolio. Management is not aware of any material factors relating to the Portfolio that would cause the reported financial information not to be indicative of future operating results.

INTERIM FINANCIAL INFORMATION
The statement of revenues and certain expenses for the period from January 1, 1999 to June 28, 1999 is unaudited. In the opinion of management, the unaudited financial information contains all adjustments, consisting of normal recurring accruals, necessary for a fair presentation of the statements of revenues and certain expenses for the Portfolio for the unaudited interim period.

SIGNIFICANT ACCOUNTING POLICIES
The accompanying statements were prepared on the accrual basis of accounting. All leases are classified as operating leases, and rental revenue is recognized on a straight-line basis over the terms of the leases.

USES OF ESTIMATES
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and expenses during the periods presented. Actual results could differ from those estimates.

2.      LEASING ACTIVITY

Future minimum rental income due under non-cancelable operating leases with tenants in effect as of December 31, 1998 is as follows:

        Year                                                                             Amount
        ----                                                                           -----------
        1999........................................................................   $     2,755
        2000........................................................................         3,246
        2001........................................................................         2,582
        2002........................................................................         1,833
        2003........................................................................         1,833
        Thereafter..................................................................         1,343
                                                                                       ===========
                 Total..............................................................   $    13,592
                                                                                       ===========


In addition to minimum rental payments, tenants pay reimbursements for their pro rata share of specified operating expenses and real estate taxes, which amounted to $367 and $95 for the year ended December 31, 1998 and for the period from January 1, 1999 to June 28, 1999 (unaudited), respectively. Certain leases contain options to renew.

                               AMB PROPERTY, L.P.

                   PRO FORMA FINANCIAL INFORMATION (UNAUDITED)
                                   BACKGROUND

On March 9, 1999, AMB Property, L.P., a Delaware limited partnership (the "Operating Partnership") in which AMB Property Corporation (the "Company") is the sole general partner, signed three definitive agreements with BPP Retail, LLC ("BPP Retail"), a co-investment entity between Burnham Pacific Properties ("BPP") and the California Public Employees' Retirement System ("CalPERS"), pursuant to which, if fully consummated, BPP Retail would have acquired up to 28 retail shopping centers from the Operating Partnership, totaling 5.1 million square feet, for an aggregate price of $663,400. The disposition of three of the properties was subject to the consent of one of the Company's joint venture partners, which did not consent to the sale of these properties. As a result, the price with respect to the 25 remaining properties, totaling approximately
4.3 million square feet, is approximately $560,300. Pursuant to the agreements, BPP Retail will acquire the 25 centers in three separate transactions (the "Divestiture") as follows:

                                                   SQUARE FOOTAGE         PRICE
CLOSING DATE                        CENTERS            (000's)          (MILLIONS)
                                  ----------       --------------       ----------
June 15, 1999                              9              1,409         $    207.4
August 4, 1999                            12              2,036              245.8
December 1, 1999 (estimated)               4                868              107.1
                                  ----------         ----------         ----------
TOTAL                                     25              4,313         $    560.3
                                  ==========         ==========         ==========

The accompanying unaudited pro forma condensed consolidated balance sheet as of September 30, 1999 has been prepared to reflect the Operating Partnership divesting of the remaining four retail shopping centers in connection with the third transaction of the Divestiture for an aggregate price of $107.1 million as if the closing had occurred on September 30, 1999.

The accompanying unaudited pro forma condensed consolidated statement of operations for the nine months ended September 30, 1999 has been prepared to reflect: (i) the Divestiture, (ii) the sale of 7.75% Series D Cumulative Redeemable Preferred Units (the "Series D Preferred Units") of AMB Property II, L.P., a subsidiary of the Operating Partnership, and the sale of 7.75% Series E Cumulative Redeemable Preferred Units (the "Series E Preferred Units") of AMB Property II, L.P. and the application of the resulting net proceeds and (iii) the incremental effect of the acquisition of properties during 1999 by the Operating Partnership (the "1999 Property Acquisitions") as if such transactions and adjustments had occurred on January 1, 1998 and were carried forward through September 30, 1999.

The accompanying unaudited pro forma condensed consolidated statement of operations for the year ended December 31, 1998 has been prepared to reflect:
(i) the incremental effect of the acquisition of properties during 1998 by the Operating Partnership (the "1998 Property Acquisitions"), (ii) pro forma debt and other adjustments resulting from the sale of the Operating Partnership's senior debt securities, the sale of 8.5% Series A Cumulative Redeemable Preferred Stock (the "Series A Preferred Stock") of the Company, the sale of 8.625% Series B Cumulative Redeemable Preferred Units (the "Series B Preferred Units") of the Operating Partnership, the sale of 8.75% Series C Cumulative Redeemable Preferred Units (the "Series C Preferred Units") of AMB Property II, L.P., the sale of the 7.75% Series D Cumulative Redeemable Preferred Units (the "Series D Preferred Units") of AMB Property II, L.P. and the sale of 7.75% Series E Cumulative Redeemable Preferred Units (the "Series E Preferred Unites") of AMB Property II, L.P., and the application of the resulting net proceeds,
(iii) the 1999 Property Acquisitions and (iv) the Divestiture, as if such transactions and adjustments had occurred on January 1, 1998 and were carried forward through December 31, 1998.

These unaudited pro forma condensed consolidated statements should be read in connection with the historical consolidated financial statements and notes thereto included in the Operating Partnership's Annual Report on Form 10-K for the year ended December 31, 1998 and Quarterly Report on Form 10-Q for the quarter ended September 30, 1999. In the opinion of management, the pro forma condensed consolidated financial information provides for all adjustments necessary to reflect the effects of the sale of the senior debt securities, the sale of the Series A Preferred Stock, the sale of the Series B Preferred Units, the sale of the Series C Preferred Units, the sale of the Series D Preferred Units, the sale of the Series E Preferred Units and the application of the resulting net proceeds therefrom, the 1998 Property Acquisitions, the Divestiture and the 1999 Property Acquisitions.

The pro forma information is unaudited and is not necessarily indicative of the consolidated results that would have occurred if the transactions and adjustments reflected therein had been consummated in the period or on the date presented, or on any particular date in the future, nor does it purport to represent the financial position, results of operations or cash flows for future periods.

                               AMB PROPERTY, L.P.

                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
               AS OF SEPTEMBER 30, 1999 (UNAUDITED, IN THOUSANDS)


                                                                     COMPANY(1)        DIVESTITURE(2)         PRO FORMA
                                                                    -----------        --------------        -----------

                                     ASSETS

Investments in real estate, net ..............................      $ 3,041,862          $       --          $ 3,041,862
Properties held for divestiture, net .........................          477,815             (94,216)             383,599
Divestiture receivable .......................................               --             104,294              104,294
Cash and cash equivalents ....................................           70,821                  --               70,821
Other assets .................................................           57,449                  --               57,449
                                                                    -----------         -----------          -----------
      Total assets ...........................................      $ 3,647,947         $    10,078          $ 3,658,025
                                                                    ===========         ===========          ===========
                      LIABILITIES AND PARTNERS' CAPITAL

Secured debt .................................................      $   749,571           $      --          $   749,571
Secured credit facility ......................................           80,000                  --               80,000
Unsecured credit facility ....................................           49,000                  --               49,000
Unsecured senior debt securities .............................          400,000                  --              400,000
Other liabilities ............................................          138,360                  --              138,360
                                                                    -----------         -----------          -----------
      Total liabilities ......................................        1,416,931                  --            1,416,931
                                                                    -----------         -----------          -----------
Minority interests ...........................................          275,897                  --              275,897
                                                                    -----------         -----------          -----------
Partners' Capital
  General partner ............................................        1,802,795               9,574            1,812,369
  Limited partners ...........................................          152,324                 504              152,828
                                                                    -----------         -----------          -----------
      Total partners' capital.................................        1,955,119              10,078            1,965,197
                                                                    -----------         -----------          -----------
      Total liabilities and partners' capital ................      $ 3,647,947         $    10,078          $ 3,658,025
                                                                    ===========         ===========          ===========

                               AMB PROPERTY, L.P.

                       NOTES AND ADJUSTMENTS TO PRO FORMA

                      CONDENSED CONSOLIDATED BALANCE SHEET

                            AS OF SEPTEMBER 30, 1999

                        (UNAUDITED, DOLLARS IN THOUSANDS)

(1.) Reflects the historical consolidated balance sheet of AMB Property, L.P. (the "Operating Partnership") as of September 30, 1999. See the historical consolidated financial statements and notes thereto included in the Operating Partnership's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999.

On March 9, 1999, the Operating Partnership, a Delaware limited partnership in which AMB Property Corporation (the "Company"), is the sole general partner, signed three definitive agreements with BPP Retail, LLC ("BPP Retail"), a co-investment entity between Burnham Pacific Properties ("BPP") and the California Public Employees' Retirement System ("CalPERS"), pursuant to which, if fully consummated, BPP Retail would have acquired up to 28 retail shopping centers from the Operating Partnership, totaling 5.1 million square feet, for an aggregate price of $663,400. The disposition of three of the properties was subject to the consent of one of the Operating Partnership's joint venture partners, which did not consent to the sale of these properties. As a result, the price with respect to the 25 remaining properties, totaling approximately
4.3 million square feet, is approximately $560,300. The Operating Partnership intends to dispose of the remaining three properties or its interests in the joint ventures through which it holds the three properties and has therefore continued to reflect the properties as properties held for divestiture in the accompanying pro forma balance sheet.

Pursuant to the agreements, BPP Retail will acquire the 25 centers in three separate transactions (the "Divestiture"). Under the agreements, the Operating Partnership has the right to extend the closing dates for a period of up to either 20 or 50 days. The Operating Partnership has exercised this right with respect to the first and second transactions, which closed on June 15, 1999 and August 4, 1999, respectively. Pursuant to the closing of the first transaction, BPP Retail acquired nine retail shopping centers, totaling approximately 1.4 million square feet, for an aggregate price of approximately $207,400. The Operating Partnership used the net proceeds from the first transaction to repay secured debt of $35,100 (including prepayment penalties of $3,300) related to the properties divested, to partially pay down $96,400 under the Operating Partnership's unsecured credit facility, $72,200 for property acquisitions and for general corporate purposes. The first transaction resulted in an approximate gain of $11,600 and an approximate extraordinary loss of $1,500, consisting of prepayment penalties with an off-set for the write-off of debt premiums related to the indebtedness extinguished. On August 4, 1999, the second transaction with BPP Retail closed. Pursuant to the closing of the second transaction, BPP Retail acquired 12 of the Operating Partnership's retail shopping centers, totaling approximately 2.0 million square feet, for an aggregate price of $245,800. The Operating Partnership used the proceeds from the second transaction to repay secured debt of $23,600 (including prepayment penalties of $1,800) related to the properties divested, to partially pay down $111,700 under the Operating Partnership's unsecured credit facility, to pay $1,000 in transaction expenses, $107,200 for potential property acquisitions and/or like-kind exchanges and for general corporate purposes. The second transaction resulted in an approximate gain of $21,500 and an extraordinary loss of approximately $1,300, consisting of prepayment penalties of approximately $1,800 offset by the write-off of approximately $500 in debt premiums related to the indebtedness extinguished.

     In addition, the Operating Partnership entered into a definitive agreement, subject to a financing condition, with BPP, pursuant to which, if fully consummated, BPP would have acquired up to six additional retail centers, totaling approximately 1.5 million square feet, for approximately $284,400. On June 30, 1999, this agreement was terminated pursuant to its terms as a result of BPP's decision not to waive the financing condition. The Operating Partnership currently intends to dispose of five of these retail properties, either on an individual or portfolio basis, or its interest in the joint venture which holds one of the five the properties and has therefore continued to reflect such properties as properties held for divestiture in the accompanying pro forma balance sheet.

     In connection with the BPP Retail transactions, the Company has granted CalPERS an option to purchase up to 2,000,000 shares of the Company's common stock for an exercise price of $25.00 per share that CalPERS may exercise on or before March 31, 2000. The Company has registered the 2,000,000 shares of common stock issuable upon exercise of the option.

(2.) The Operating Partnership currently expects the third transaction of the Divestiture to close on or about December 1, 1999. The Operating Partnership intends to use the proceeds of approximately $107,100 from the third transaction to pay down $27,000 outstanding under the Operating Partnership's unsecured credit facility, to pay $2,800 in transaction expenses and to utilize $77,300 for potential future acquisitions and for general corporate purposes.

     Although the remaining transaction with BPP Retail does not have a discretionary due diligence period, it is subject to certain customary closing conditions, which are generally applied on a property-by-property basis. BPP has announced that it has received and is reviewing a merger proposal. The Operating Partnership does not believe that the contractual obligations of BPP Retail with respect to the purchase of the retail centers will be affected by any resulting merger. BPP Retail has posted a deposit of $8,375 on the remaining transaction. BPP Retail's liability in the event of its default under the remaining definitive agreement is limited to its deposit. Although the Operating Partnership believes that the remaining transaction with BPP Retail is probable, the transaction might not close as scheduled or close at all, and it is possible that the transaction may close with respect to just a portion of the properties currently subject to the agreement.

     The adjustments reflect the elimination of the real estate assets being divested in connection with the third transaction of the Divestiture. The adjustments include a Divestiture receivable for the estimated net proceeds of approximately $104,300 from the third transaction. The Divestiture related to the third transaction will result in an estimated gain of approximately $10,100. The gain has been allocated among the Company and the limited partners based on their respective ownership of the Operating Partnership as of September 30, 1999.

                            AMB PROPERTY, L.P.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999

              (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT UNIT DATA)



                                                                                   SERIES D AND
                                                                                     SERIES E
                                                 OPERATING                        PREFERRED UNIT    1999 PROPERTY
                                                PARTNERSHIP(1)   DIVESTITURE(2)    OFFERINGS(3)    ACQUISITIONS(4)     PRO FORMA
                                               ------------------------------------------------------------------------------------
REVENUES

Rental revenues..............................  $    330,895      $    (38,108)     $         --      $     14,200      $    306,987
Equity in earnings of unconsolidated
  joint venture..............................         3,580                --                --                --             3,580
Investment management and other income.......         2,258              (242)               --                --             2,016
                                               ------------      ------------      ------------      ------------      ------------
                  Total revenues.............       336,733           (38,350)               --            14,200           312,583
OPERATING EXPENSES

Property operating expenses
    and real estate taxes....................        82,541           (10,872)               --             3,759            75,428
General, administrative and other............        19,116              ----                --                --            19,116
Depreciation and amortization................        49,295            (3,571)               --             2,649            48,373
Interest expense.............................        67,705           (10,163)           (2,006)            2,513            58,049
                                               ------------      ------------      ------------      ------------      ------------
                  Total operating expenses...       218,657           (24,606)           (2,006)            8,921           200,966
                                               ------------      ------------      ------------      ------------      ------------

Income from operations before
    minority interests.......................       118,076           (13,744)            2,006             5,279           111,617
Minority interests' share of net
    income...................................       (15,486)               --            (2,886)             (776)          (19,148)
                                               ------------      ------------      ------------      ------------      ------------

Net income before gain from
   Divestiture and extraordinary items.......       102,590           (13,744)             (880)            4,503            92,469
Series A preferred unit distributions........        (6,375)               --                --                --            (6,375)
Series B preferred unit distributions........        (4,206)               --                --                --            (4,206)
                                               ------------      ------------      ------------      ------------      ------------
Net income available to general and
  limited partners before gain from
  Divestiture and extraordinary items........  $     92,009      $    (13,744)     $       (880)     $      4,503      $     81,888
                                               ============      ============      ============      ============      ============

Net income available to common unitholders
  General partner............................  $     87,334                                                            $     77,744
  Limited partners...........................         4,675                                                                   4,144
                                               ------------                                                            ------------
                                               $     92,009                                                            $     81,888
                                               ============                                                            ============

Net income per common unit before gain
  from Divestiture and extraordinary items:
  Basic......................................  $       1.01                                                            $        .90
                                               ============                                                            ============
  Diluted....................................  $       1.01                                                            $        .90
                                               ============                                                            ============

Weighted average common units outstanding:
  Basic......................................    90,796,692                                                              90,796,692
                                               ============                                                            ============
  Diluted....................................    90,897,525                                                              90,897,525
                                               ============                                                            ============

                               AMB PROPERTY, L.P.

                       NOTES AND ADJUSTMENTS TO PRO FORMA

                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                  FOR THE NINE MONTHS ENDED SEPTEMBER 30, 1999

          (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE AND UNIT DATA)

(1.) Reflects the historical consolidated operations of AMB Property, L.P. (the
     "Operating Partnership") for the nine months ended September 30, 1999. See the historical consolidated financial statements and notes thereto included in the Operating Partnership's Quarterly Report on Form 10-Q for the quarter ended September 30, 1999.

(2.) Reflects the elimination of the historical revenues and expenses for the period from January 1, 1999 to June 15, 1999 related to the real estate assets divested in connection with the first transaction of the Divestiture, the elimination of the historical revenues and expenses for the period from January 1, 1999 to August 4, 1999 related to the real estate assets divested in connection with the second transaction of the Divestiture and the elimination of the historical revenues and expenses for the nine months ended September 30, 1999 for the real estate assets to be divested in connection with the third transaction of the Divestiture. The interest expense adjustment consists of a reduction of interest related to the mortgage debt on the properties divested of $2,077 and $8,086 related to the partial pay down of the unsecured credit facility with proceeds from the first and second Divestiture transactions.

(3.) In May 1999, AMB Property II, L.P. , a partnership in which a wholly owned subsidiary of AMB Property Corporation (the "Company") owns an approximate 1% general partnership interest and the Operating Partnership owns an approximate 99% common limited partnership interest, issued and sold 1,595,337 units of 7.75% Series D Cumulative Redeemable Preferred Units at a price of $50.00 per unit (the "Series D Preferred Units") in a private placement. Distributions are cumulative from the date of original issuance and are payable quarterly in arrears at a rate per unit equal to $3.875 per annum. The Series D Preferred Units are redeemable by AMB Property II, L.P. on or after May 5, 2004, subject to certain conditions, for cash at a redemption price equal to $50.00 per unit, plus accumulated and unpaid distributions thereon, if any, to the redemption date. The Series D Preferred Units are exchangeable, at specified times and subject to certain conditions, on a one-for-one basis, for shares of the Company's Series D Preferred Stock. AMB Property II, L.P. used the net proceeds of approximately $77,800 to make a loan to the Operating Partnership in the amount of approximately $20,100 and to purchase an unconsolidated joint venture interest for approximately $57,700 from the Operating Partnership. The loan was repaid in full in August 1999. The Operating Partnership used the funds to partially repay borrowings under the unsecured credit facility.

     In August 1999, AMB Property II, L.P. issued and sold 220,440 units of 7.75% Series E Cumulative Redeemable Preferred Units at a price of $50.00 per unit (the "Series E Preferred Units") in a private placement. Distributions are cumulative from the date of original issuance and are payable quarterly in arrears at a rate per unit equal to $3.875 per annum. The Series E Preferred Units are redeemable by AMB Property II, L.P. on or after August 31, 2004, subject to certain conditions, for cash at a redemption price equal to $50.00 per unit, plus accumulated and unpaid distributions thereon, if any, to the redemption date. The Series E Preferred Units are exchangeable, at specified times and subject to certain conditions, on a one-for-one basis, for shares of the Company's Series E Preference Stock. AMB Property II, L.P. used the net proceeds of approximately $10,800 to repay loans made to it by the Operating Partnership. The Operating Partnership used the funds to partially repay amounts outstanding under the unsecured credit facility and for general corporate purposes.

     The adjustments reflect a reduction of interest expense of approximately $2,006 related to the partial pay down of the unsecured credit facility with proceeds from the sale of 7.75% Series D Cumulative Redeemable Preferred Units of AMB Property II, L.P. and the sale of 7.75% Series E Cumulative Redeemable Preferred Limited Partnership Units of AMB Property II, L.P. The adjustments also reflect $2,686 related to Series D and Series E Preferred Unit distributions at a rate of 7.75%.

(4) The following reflects the incremental effects of the 1999 Property Acquisitions during the nine month period ended September 30, 1999 based on the historical operations of such properties for the periods prior to acquisition by the Operating Partnership:

                                                                           REAL ESTATE
                                                                            TAXES AND         REVENUES IN
                                                                             PROPERTY          EXCESS OF
                                     ACQUISITION          RENTAL            OPERATING           CERTAIN
                                         DATE            REVENUES            EXPENSES          EXPENSES
                                     -----------        -----------        -----------        -----------
Columbia Business Center ........      2/01/99          $       150        $       (55)       $        95
Manekin Portfolio ...............      2/01/99                1,053               (376)               677
Technology Park II ..............      4/30/99                1,649               (304)             1,345
WOCAC Portfolio .................      5/26/99                4,432             (1,342)             3,090
Junction Industrial Park ........      6/23/99                1,493               (256)             1,237
Miami Airport Business Center ...      6/28/99                1,825               (617)             1,208
                                                        -----------        -----------        -----------
     Audited total ..............                            10,602             (2,950)             7,652

Shawnee Industrial ..............      3/26/99                  200                (32)               168
141 Campanelli Drive ............      5/21/99                   64                (10)                54
Sylvan Industrial ...............      6/30/99                  558                (80)               478
Wilmington Avenue Warehouse .....      8/11/99                  784               (115)               669
Pardee Drive ....................      8/26/99                  168                (79)                89
Murray Hill Parkway .............      9/15/99                  146                (41)               105
East Valley Warehouse ...........      9/29/99                    -                  -                  -
Pioneer Alburtis ................      9/29/99                  813               (182)               631
Williams & Burroughs ............      9/30/99                  865               (270)               595
                                                        -----------        -----------        -----------
                                                        $    14,200        $    (3,759)       $    10,441
                                                        ===========        ===========        ===========

The Operating Partnership purchased the 1999 Property Acquisitions with proceeds from the Divestiture, borrowings on the unsecured credit facility, the assumption of mortgage indebtedness and the issuance of Operating Partnership units. The adjustments reflect additional interest expense of $3,891 related to borrowings on the unsecured credit facility and assumption of mortgage indebtedness related to the 1999 Property Acquisitions.

The East Valley Warehouse was vacant upon acquisition and is in the process of being leased. As such, no property operations have been reflected in the accompanying pro forma statement of operations related to this acquisition.

Also reflects the estimated incremental depreciation and amortization of $2,649 for the 1999 Property Acquisitions based on estimated useful lives of 40 years.

The Operating Partnership contributed the WOCAC Portfolio to AMB Institutional Alliance Fund I, L.P. (the "Alliance Fund I") on September 24, 1999. The Operating Partnership is projected to hold an approximate 20% general partnership interest therein upon final closing of the Alliance Fund I, L.P. The Operating Partnership consolidates the Alliance Fund I for financial reporting purposes. The Alliance Fund I obtained an $80,000 secured credit facility to acquire the WOCAC Portfolio from the Operating Partnership. The adjustments also reflect additional interest expense of $3,728 related to this secured credit facility. The Operating Partnership received approximately $100,000 form the Alliance Fund I for its contribution of the WOCAC Portfolio. The Operating Partnership used the $100,000 in proceeds to partially repay amounts outstanding under the unsecured credit facility. The adjustments also include a reduction of interest expense of $5,106 related to this transaction. Minority interest of $768 has been reflected in the accompanying pro forma statement of operations related to the WOCAC Portfolio.

                               AMB PROPERTY, L.P.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

              (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT UNIT DATA)


                                                                                                              1999
                                                                              DEBT AND                      PROPERTY
                                            OPERATING       1998 PROPERTY    PREFERRED                    ACQUISITIONS    PRO FORMA
                                          PARTNERSHIP(1)   ACQUISITIONS(2)  OFFERINGS(3)  Divestiture(4)       (5)           (6)
                                          --------------  ----------------  ------------  --------------  ------------  ------------
REVENUES
Rental revenues .........................   $    354,658    $     52,457   $         --   $    (66,205)  $     38,846  $    379,756
Investment management and other
  Income ................................          4,229           2,988             --           (543)            --         6,674
                                            ------------    ------------   ------------   ------------   ------------  ------------
  Total revenues ........................        358,887          55,445             --        (66,748)        38,846       386,430
                                            ------------    ------------   ------------   ------------   ------------  ------------

OPERATING EXPENSES
Real estate taxes and property
     Operating expenses .................         96,074          11,863             --        (18,379)        11,286       100,844
Interest expense ........................         69,670           9,868          3,597        (11,003)         3,465        75,597
Depreciation and amortization ...........         57,464           7,732             --        (12,759)         7,063        59,500
General, administrative and other .......         11,929              --             --             --             --        11,929
                                            ------------    ------------   ------------   ------------   ------------  ------------
         Total operating expenses .......        235,137          29,463          3,597        (42,141)        21,814       247,870
                                            ------------    ------------   ------------   ------------   ------------  ------------
Income from operations before
     minority interests .................        123,750          25,982         (3,597)       (24,607)        17,032       138,560
                                            ------------    ------------   ------------   ------------   ------------  ------------

Minority interest's share
  of net income .........................         (5,494)         (2,384)       (17,034)            --           (256)      (25,168)
                                            ------------    ------------   ------------   ------------   ------------  ------------
Net income before gain from Divestiture
  and extraordinary items ...............        118,256          23,598        (20,631)       (24,607)        16,776       113,392
Series A preferred unit distributions ...         (3,639)             --         (4,861)            --             --        (8,500)
Series B preferred unit distributions ...           (779)             --         (4,827)            --             --        (5,606)
                                            ------------    ------------   ------------   ------------   ------------  ------------
Net income available to general and
  limited partners before gain from
  Divestiture and extraordinary items ...   $    113,838    $     23,598   $    (30,319)  $    (24,607)  $     16,776  $     99,286
                                            ============    ============   ============   ============   ============  ============
Net income available to common
  unitholders:
  General partner .......................        108,954                                                                     94,985
  Limited partners ......................          4,884                                                                      4,301
                                            ------------                                                               ------------
                                                 113,838                                                                     99,286
                                            ============                                                               ============
Net income per common unit before
  gain from Divestiture and
  extraordinary items:
  Basic .................................   $       1.27                                                               $       1.11
                                            ============                                                               ============
  Diluted ...............................   $       1.26                                                               $       1.10
                                            ============                                                               ============
Weighted average common units
  outstanding:
  Basic .................................     89,493,394                                                                 89,493,394
                                            ============                                                               ============
  Diluted ...............................     89,852,187                                                                 89,852,187
                                            ============                                                               ============

                               AMB PROPERTY, L.P.

                       NOTES AND ADJUSTMENTS TO PRO FORMA

                 CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1998

          (UNAUDITED, DOLLARS IN THOUSANDS, EXCEPT SHARE AND UNIT DATA)

(1.) Reflects the historical consolidated operations of AMB Property, L.P. (the "Operating Partnership") for the year ended December 31, 1998. See the historical consolidated financial statements and notes thereto included in the Operating Partnership's Annual Report on Form 10-K for the year ended December 31, 1998.

(2.) The following reflects the incremental effects of properties acquired during the year ended December 31, 1998 (the "1998 Property Acquisitions") based on the historical operations of such properties for the periods prior to acquisition by the Operating Partnership:

                                                                  REAL ESTATE TAXES        REVENUES IN
                                                                    AND PROPERTY            EXCESS OF
                                                                     OPERATING               CERTAIN
                                              RENTAL REVENUES         EXPENSES               EXPENSES
                                              ---------------     -----------------        -----------
Cascade ...................................       $    44             $    (11)              $    33
Wilsonville................................           167                  (41)                  126
Atlanta South Phase II.....................           116                  (30)                   86
Boston Industrial Portfolio................         2,853                 (108)                2,745
Mansfield Industrial Portfolio.............            71                   (2)                   69
Orlando Central Park.......................           804                 (260)                  544
Jamesburg Property.........................         1,466                 (543)                  923
Corporate Park Industrial..................           757                 (130)                  627
Minneapolis Industrial Portfolio...........           592                 (230)                  362
Houston Service Center.....................           706                 (249)                  457
Meadowridge Business Park..................         1,058                 (238)                  820
Northwest Business Center..................           323                  (75)                  248
Forbes.....................................            --                   --                    --
Southfield.................................            --                   --                    --
Crysen Corridor Warehouse..................           247                  (63)                  184
Garland Industrial Portfolio...............         1,966                 (412)                1,554
Suffolk....................................           165                  (42)                  123
Minnetonka Industrial Portfolio............         2,022                 (768)                1,254
Alsip Industrial...........................           374                 (106)                  268
Suffolk Industrial.........................           444                 (112)                  332
Chamway Industrial.........................           688                 (140)                  548
Amberjack Portfolio........................         5,924               (2,151)                3,773
Willow Lake Portfolio......................         4,501               (1,026)                3,475
Willow Park Portfolio......................         9,610               (1,977)                7,633
Porete Avenue Warehouse....................         1,352                 (270)                1,082
Movah Portfolio............................         3,379                 (282)                3,097
National Distribution Portfolio............         8,180               (1,731)                6,449
South Point Business Park..................         2,087                 (201)                1,886
Northridge.................................           108                  (43)                   65
Totan Lake Malls...........................           758                 (277)                  481
Around Lenox...............................         1,695                 (345)                1,350
                                                  -------             --------               -------
                                                  $52,457             $(11,863)              $40,594
                                                  =======             ========               =======

Five of the property acquisitions, Jamesburg Property, Corporate Park Industrial, Garland Industrial Portfolio, Minnetonka Industrial Portfolio and South Point Business Park, represent a joint venture with a client of AMB Investment Management in which the Operating Partnership owns a controlling 50.0005% interest. The joint venture acquisitions are accounted for on a consolidated basis and, accordingly, minority interests of $2,384 has been reflected relative to these acquisitions.

Two of the property acquisitions, Forbes and Southfield, represent the purchase of vacant buildings which are in the process of being leased. As such, no property operations have been reflected in the accompanying pro forma statement of operations relative to these acquisitions.

Also reflects the acquisition of a non-controlling unconsolidated limited partnership interest in an existing real estate joint venture which owns the DuPage Elk Grove Property. As such, the Operating Partnership's incremental share of equity in earnings of this joint venture of $2,988 is included in interest and other income in the accompanying pro forma statement of operations.

Also reflects the estimated incremental depreciation and amortization of the 1998 Property Acquisitions based on estimated useful lives of 40 years and additional interest expense related to the assumption of secured debt related to the 1998 Property Acquisitions.

(3.) In June 1998, the Operating Partnership issued $400,000 aggregate principal amount of unsecured notes ("Unsecured Senior Debt Securities") in an underwritten public offering, of which the net proceeds of approximately $394,466 were contributed to the Operating Partnership and used to repay amounts outstanding under the unsecured credit facility. The Unsecured Senior Debt Securities mature in June 2008, June 2015 and June 2018 and bear interest at a weighted average rate of 7.18%.

In July, 1998, the Company sold 4,000,000 shares of 8.5% Series A Cumulative Redeemable Preferred Stock at $25.00 per share for $100,000 in an underwritten public offering. These shares are redeemable solely at the option of the Company on or after July 27, 2003. The net proceeds of $96,100 from the offering were contributed to the Operating Partnership in exchange for 4,000,000 Series A preferred units with the terms identical to the Series A Preferred Stock. The Operating Partnership used these proceeds to partially repay borrowings under the unsecured credit facility.

In November 1998, the Operating Partnership issued and sold 1,300,000 8.625% Series B Cumulative Redeemable Preferred Units at a price of $50.00 per unit in a private placement. Distributions are cumulative from the date of original issuance and are payable quarterly in arrears at a rate per unit equal to $4.3125 per annum. The Series B Preferred Units are redeemable by the Operating Partnership on or after November 12, 2003, subject to certain conditions, for cash at a redemption price equal to $50.00 per unit, plus accumulated and unpaid distributions thereon, if any, to the redemption date. The Series B Preferred Units are exchangeable, at specified times and subject to certain conditions, on a one-for-one basis, for shares of the Company's Series B Preferred Stock. The Operating Partnership used the net proceeds of $62,259 to partially repay borrowings under the unsecured credit facility.

In November 1998, AMB Property II, L.P. issued and sold 2,200,000 units of 8.75% Series C Cumulative Redeemable Preferred Units at a price of $50.00 per unit in a private placement. Distributions are cumulative from the date of original issuance and are payable quarterly in arrears at a rate per unit equal to $4.375 per annum. The Series C Preferred Units are redeemable by AMB Property II, L.P. on or after November 24, 2003, subject to certain conditions, for cash at a redemption price equal to $50.00 per unit, plus accumulated and unpaid distributions thereon, if any, to the redemption date. The Series C Preferred Units are exchangeable, at specified times and subject to certain conditions, on a one-for-one basis, for shares of the Company's Series C Preferred Stock. AMB Property II, L.P. used the net proceeds of $105,734 to make a loan to the Operating Partnership, which used the funds to repay partially borrowings under the unsecured credit facility.

Reflects an adjustment to interest expense as follows:

Unsecured Senior Debt Securities..........................    $ 14,820
Unsecured Credit Facility.................................     (11,223)
                                                              --------
                                                              $  3,597
                                                              ========

The net increase in pro forma interest expense in the amount of $9,868 is the result of the issuance of unsecured senior debt securities which is partially offset by the repayment of borrowings on the unsecured credit facility using the net proceeds from the sale of the Unsecured Senior Debt Securities, Series A Preferred Shares, Series B Preferred Units, Series C Preferred Units, Series D Preferred Units and Series E Preferred Units.

Also reflects the payment of pro forma Series A Preferred Stock dividends at a dividend rate of 8.6%, Series B Preferred Unit distributions at a distribution rate of 8.625%, Series C Preferred Unit distributions at a distribution rate of 8.75%, Series D Preferred Unit distributions at a distribution rate of 7.75% and Series E Preferred Unit distributions at a distribution rate of 7.75%.

(4.) Reflects the elimination of the historical revenues and expenses for the year ended December 31, 1998 related to the real estate assets divested in connection with the Divestiture. The interest expense adjustment consists of a reduction of interest related to the mortgage debt on the properties divested of $4,928 and $6,075 related to the partial pay down of the unsecured credit facility with proceeds from the first and second transactions related to the Divestiture.

(5.) The following reflects the historical operations for 1998 related to the 1999 Property Acquisitions:

                                                                            REAL ESTATE
                                                                             TAXES AND          REVENUES IN
                                                                              PROPERTY           EXCESS OF
                                       ACQUISITION          RENTAL           OPERATING            CERTAIN
                                          DATE             REVENUES           EXPENSES           EXPENSES
                                       -----------       -----------        -----------        -----------
Columbia Business Center ......           2/01/99        $     1,776        $      (470)       $     1,306
Manekin Portfolio .............           2/01/99             12,260             (4,138)             8,122
Technology Park II ............           4/21/99              4,737               (721)             4,016
WOCAC .........................           5/26/99             10,402             (3,043)             7,359
Junction Industrial Park ......           6/23/99              2,830               (558)             2,272
Miami Airport Business Center..           6/28/99              3,715             (1,376)             2,339
                                                         -----------        -----------        -----------
   Audited total ..............                          $    35,720        $   (10,306)       $    25,414

Shawnee Industrial ............           3/26/99                  -                (64)               (64)
141 Campanelli Drive ..........           5/21/99                146                 (1)               145
Sylvan Industrial .............           6/30/99                251               (296)               (45)
Wilmington Avenue Warehouse ...           8/11/99              1,301               (168)             1,133
Pardee Drive ..................           8/26/99                233                (58)               175
Murray Hill Parkway ...........           9/15/99                205                (58)               147
East Valley Warehouse .........           9/29/99                  -                  -                  -
Pioneer Alburtis ..............           9/29/99                 71                (50)                21
Williams & Burroughs ..........           9/30/99                919               (285)               634
                                                         ===========        ===========        ===========
                                                         $    38,846        $   (11,286)       $    27,560
                                                         ===========        ===========        ===========

Also reflects the estimated incremental depreciation and amortization of the 1999 Property Acquisitions based on estimated useful lives of 40 years. The adjustments also reflect additional interest expense of $3,465 related to indebtedness related to the 1999 Property Acquisitions.

The adjustments also reflect additional interest of $5,264 related to the $80,000 secured credit facility. The adjustments also reflect a reduction of interest expense of $6,580 related to the partial paydown of the unsecured credit facility with proceeds from the contribution of the WOCAC Portfolio to the Alliance Fund I. An adjustment to minority interest of $256 has been reflected related to the Alliance Fund I.

(6.) The pro forma taxable income of the Operating Partnership for the year ended December 31, 1998 is approximately $105,226, which is based upon pro forma net income of approximately $113,392, plus book depreciation and amortization of approximately $60,466 less other book/tax differences of approximately $14,870 and less tax depreciation and amortization of approximately $53,762.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMB PROPERTY, L.P.

                                       (Registrant)
                                       By: AMB Property Corporation,
                                           its General Partner


Date: December 1, 1999                 By: /s/ MICHAEL A. COKE
                                           -------------------------------------
                                           Michael A. Coke
                                           Chief Financial Officer and
                                           Senior Vice President
                                           (Principal Financial and
                                           Accounting Officer)